Exhibit 99.1

AMERICAN TECHNOLOGY CORPORATION NAMES STEVE STRINGER CHIEF

FINANCIAL OFFICER

Financial Veteran Brings Over 25 Years of Experience to ATC

SAN DIEGO, California, March 23, 2006- American Technology Corporation (NASDAQ: ATCO), a leading innovator of directed sound products and solutions, today announced that Steve Stringer has accepted the position of chief financial officer commencing April 3, 2006.

Stringer has over 25 years of experience as a senior financial and management executive. He has held senior financial and management positions in both private and public companies including ENCAD (a Kodak company), DeltaTRAK, Biosym Technologies (a subsidiary of Corning, Inc.), DURA Pharmaceuticals, and IVAC (a subsidiary of Eli Lilly). Stringer holds an MBA from the University of Southern California and a bachelor of business administration in accounting from Boise State University.

“Steve brings a broad financial and management background to ATC,” commented John Zavoli, ATC’s president and chief operating officer. “With more than 25 years of hands-on experience in Fortune 500 and venture capital funded companies, Steve is well-suited to provide the financial leadership needed to direct our growth plans and contribute significantly to our management team.”

“ATC is at an exciting juncture in its history as it begins to gain traction in creating demand and worldwide markets for its proprietary directed sound products,” said Stringer. “I am very happy to be joining ATC and look forward to working with John and other members of management to help ATC achieve profitability and build global markets for its directed sound products and solutions.

About American Technology Corporation

American Technology Corporation is Shaping the Future of Sound® through its proprietary directed sound products and technologies which include: the award-winning HSS® (HyperSonic® Sound technology); LRAD™ (Long Range Acoustic Device) products family; NeoPlanar® products family, Sound Vector™ technology, and others. The Company is establishing a strong portfolio of patents, trademarks, and intellectual property including over 320 U.S. and foreign patents and pending patent applications to date. For more information on the company and its technologies and products please visit our web site at www.atcsd.com.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters discussed are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act. You should not place undue reliance on these statements. We base these statements on particular assumptions that we have made in light of our industry experience, the stage of product and market development as well as our perception of historical trends, current market conditions, current economic data, expected future developments and other factors that we believe are appropriate under the circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to, the performance of our management team, market acceptance of our directed sound technologies and products, entry of competitors, the possibility our intellectual property protections will not prevent others from marketing products similar to or competitive with our products, potential technical or manufacturing difficulties that could delay product deliveries or increase warranty costs, and other risks identified and discussed in our filings with the Securities and Exchange Commission. These forward-looking statements are based on information and management’s expectations as of the date hereof. Future results may differ materially from our current expectations. For more information regarding other potential risks and uncertainties, see the “Risk Factors” section of the company’s Form 10-K for the year ended September 30, 2005. American Technology Corporation disclaims any intent or obligation to update those forward-looking statements, except as otherwise specifically stated.

FOR FURTHER INFORMATION CONTACT:

Investor Relations:

Robert Putnam

(858) 676-0519

robert@atcsd.com

Media Relations:

Don Mathias

(949) 855-4520

dwmath@aol.com